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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): FEBRUARY 15, 2000
                              (FEBRUARY 14, 2000)

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                             JDN REALTY CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


  MARYLAND                       1-12844                        58-1468053
(State or Other               (Commission File               (I.R.S. Employer
Jurisdiction of                  Number)                      Identification
Incorporation)                                                    Number)


             359 EAST PACES FERRY ROAD
             SUITE 400
             ATLANTA, GEORGIA                                         30305
          (Address of Principal Executive Offices)                 (Zip Code)

                                 (404) 262-3252
              (Registrant's Telephone Number, including Area Code)

                                 NOT APPLICABLE
                                  (Former Name)




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ITEM 5.  OTHER EVENTS.

                  JDN Realty Corporation (the "Company") is filing this Current Report on Form 8-K in order to file with the Securities and Exchange Commission a script for the Company's 10:30 A.M. EST teleconference on Monday, February
14, 2000. A copy of the related script is included as an exhibit to this filing.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

                (C)     EXHIBITS.



  Exhibit No.                             Description
  -----------                             -----------
         99.1           Script for Company's 10:30 A.M. EST teleconference on
                        Monday, February 14, 2000

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       JDN REALTY CORPORATION



                                       By: /s/ John D. Harris, Jr.
                                           -------------------------------------
                                           John D. Harris, Jr.
                                           Vice President and Controller


Date:    February 15, 2000

                                INDEX TO EXHIBITS


  Exhibit No.                            Description
  -----------                            -----------
         99.1            Script for Company's 10:30 A.M. EST teleconference on
                         Monday, February 14, 2000